Purchases and Sales Contract

Party A: Changxing Chisen Electric Co.,Ltd ( hereinafter referred as to "Chisen" ）

Party B: Zhejiang Changxing Ruilang Electronic Company Limited (hereinafter referred as to“Ruilang Electronic”)

Contract No.: ZJCS20101118-2

Place: Changxing, Zhejiang Province

This contract hereby is for the occasion that Chisen purchases plastic cases from Ruilang Electronic. Both parties should abide by the contract

1. Products Name, Specification, Number and Price
Products Name	Specification	Unit	Number	Unit Price	Total Amount	Delivery Time
plastic case	6-10AH	set	see purchasing order	see attached		see purchasing order
plastic case	6-12AH	set	see purchasing order	see attached		see purchasing order
plastic case	6-12AH blue	set	see purchasing order	see attached		see purchasing order
plastic case	6-20AH	set	see purchasing order	see attached		see purchasing order
Total Amount

Note: If Chisen purchases plastic cases in special specifications, both parties should negotiate about the price, meanwhile, abide by other items in this contract.

2. Quality:  Plastic cases offered by Ruilang Electronic should meet the quality standards and inspection process of Chisen. (see attached)

3. Delivery Place and Transportation Fee: Ruilang Electronic should deliver the products to the scheduled location and the fee is on Ruilang Electronic's account.

4. Deal about the Stock of Ruilang Electronic: Chisen should place orders in the circumstance that Ruilang Electronic maintains （） safety stock. (Ruilang Electronic should guarantee that the safety stock should always be maintained. Once the products are delivered, Ruilang Electronic should fill with the products immediately till it exceeds safety stock.) If Ruilang Electronic cannot maintain safety stock in special occations, Chisen should be immediately notified to adjust its schedule.

5. Inspection and Acceptance: Chisen inspects all products according to its standards and procedures. After inspection, if qualified, Chisen gives qualified inspection sheet and warehouse warrant. Otherwise, Chisen could return products to Ruilang Electronic and deducts the payment accordingly.

6. Payments:
(1) Ruilang Electronic should deliver the following items to Chisen's warehouse before 25th of the ordering month.
j Inspection sheet given by Chisen
‚ Warehouse warrant given by Chisen
ƒ Delivery sheet confirmed by Chisen's warehouse

④ VAT invoice with tax rate of 17% for products according to specification, quantity and amount listed in thej‚ƒ.
(2) After receiving items mentioned in (1)and recording the invoice in Chisen’s account, Chisen should pay according to ④invoice from the 10th day to 15th day four months after receiving the invoice.
(3) If Ruilang Electronic fails to deliver the (1) items to Chisen's warehouse before  the 25th day of the ordering month, the payment should be delayed one month accordingly.

7. Liabilities for Breach of Contract:
(1) If Ruilang Electronic delays over 5 days in delivery, Chisen has the right to end the contract; and Ruilang Electronic should undertake the loss caused by its delay.
(2) If Ruilang Electronic's products fail to meet the quality standards of Chisen, Chisen could return products to Ruilang Electronic and deducts the payments accordingly. If the return is over twice in one month (the 25th day of this month to the same day next month), Ruilang Electronic should pay penalty of 1% of the total amount. If over 3 times, the penalty will be 2%, and so forth. The penalty could be deducted directly from the payments and should be paid off within one week.
(3) . If the return is over 3 times in one month (the 25th day of this month to the same day next month), Chisen has the right to raise modification, has the right to end the contract and reevaluate Ruilang Electronic’s qulification as supplier.
(4) Ruilang Electronic should undertake loss caused by its quality problems during Chisen's production and marketing.

8. Dispute Settlement
Any dispute shall be solved through negotiation. If no settlement can be reached, the case in dispute shall be subjected to local People’s Court.

9.Others
(1) If Chisen does any modification to product specifications, Ruilang Electronic should be immediately notified in order to do adjustment to its safety storage.

(2) If there is any change in raw material price, Chisen should do adjustment to unit price regularly. If there is any special occasion, both parties should negotiate.
(3) Chisen is permitted to detain RMB100,000 as guarantee fund.
(4) In addition to the agreed, any party wants to end the contract; a written notice should be forwarded 60 days in advance. Chisen should pay all bills within 180 days after ending cooperation.

10: This contract is done in duplicate, each party keeping one original and having the equal legal effect on signature of both parties. The attachments are effective as parts of the contract, fax copies effective too.

Party A Name:Changxing Chisen Electric Co.,Ltd ADD: Legal Person: Consignor: TELL: Signature(Stamp): Date:	Party A Name:Zhejiang Changxing Ruilang Electronic Company Limited ADD: Legal Person: Consignor: TELL: Signature(Stamp): Date:

Note:This contract is effective from October 18 2010 to October 18 2011.

购 销 合 同

甲方：浙江昌盛电气有限公司（需方）　　　　合同编号：

乙方：浙江长兴瑞朗电子有限公司（供方）　　　　签约地点：浙江长兴

甲、乙双方就甲方向乙方采购塑壳事宜，进行友好协商，并签订本合同，以资双方信守执行。

1、产品名称、规格、数量、价款

产品名称	规格/型号	单位	数量	单价	总金额	交货期
塑壳	6-10AH	套	以采购订单为准	见附件		以采购订单为准
塑壳	6-12AH	套	以采购订单为准	见附件		以采购订单为准
塑壳	6-12AH 兰	套	以采购订单为准	见附件		以采购订单为准
塑壳	6-20AH	套	以采购订单为准	见附件		以采购订单为准
金额大写：						

注：如遇甲方须向乙方采购特殊规格的塑壳，双方应友好协商，并按双方确定的价格执行，其他交易条款与本合同相同。

2、**质量指标**：乙方提供的产品应当符合甲方技术质量标准及品质检验规程（见附件）。

3、**交货地点及运输费用**：由乙方送货至甲方指定地点（长兴地区范围见采购订单），货物运送至甲方指定地点的全部费用由乙方负担。

4、**关于乙方库存的特别约定**：甲方的采购订单应在乙方的安全库存量（）内下达采购订单（乙方保证其库存量不得低于安全库存量，乙方发货完成后应当及时补充库存直至超过安全库存量）。如遇到特殊情况，乙方库存量不能达到安全库存量，乙方需第一时间书面通知甲方，以便甲方及时调整计划。

5、**验收**：甲方按甲方品质检验标准及检验规程进行检验，检验合格后，甲方向乙方出具合格品检验单及入库单。检验不合格的，甲方可将货物退还给乙方并扣除不合格货物所对应的货款。

6、结算、付款方式：

（1）乙方须在采购产品当月25日之前将以下材料送至甲方原料仓库。

①甲方向乙方出具的合格品检验单；

②甲方向乙方出具的入库单；

③甲方原料仓库签字确认的送货单；

④与上述①②③项中产品型号、数量、货款金额相符的税率为17%的增值税发票；

（2）甲方应在收到本条第（1）项的材料并以将本条第（1）④的发票入甲方帐后的第四个月的10—15日向乙方支付本条第（1）④的发票所对应数额的货款。

（3）如甲方未在当月25日之前收到本条第（1）项所述材料的，则当月采购所发生的货款，视为次月采购所应支付的货款。

7、违约责任：

（1）如乙方未及时按采购订单供货达5天以上或供货量严重不足时，甲方有权解除合同；如乙方上述行为对甲方生产造成影响，则乙方须按甲方实际损失情况向甲方支付违约金。

（2）如乙方产品质量不符合甲方品质检验标准及检验规程，甲方可退货给乙方，并扣除相应的货款。如甲方向乙方在当月（每月的25日至次月的25日）退货两次，则乙方须按全部两批退货所涉全部采购订单价款的1%向甲方支付违约金；如甲方向乙方在当月（每月的25日至次月的25日）退货三次，则乙方须按全部三批退货所涉全部采购订单价款的2%向甲方支付违约金。退货次数以及违约金比例按照上述计算方法，依此类推。甲方有权从应当向乙方支付的货款中直接扣除乙方应当向甲方支付的违约金或由乙方在违约行为发生后一周内向甲方付清。

（3）如单月（每月的25日至次月的25日）退货3次以上（含三次），则由甲方有权向乙方提出整改措施，有权取消乙方供应商资格并终止本合同，有权重新评定乙方作为供应商的资格。

（4）因乙方产品质量问题导致甲方在生产及销售过程中所造成损失的，由乙方承担全部损失。

8、解决合同纠纷方式：因履行合同发生争议，由双方当事人协商解决，协商不成提交甲方住所地人民法院解决。

9、其它约定事项：

（1）当甲方对某型号产品提出改动要求，甲方应第一时间通知乙方，乙方可对安全库存量作及时调整。

（2）根据供货产品原材料价格波动，由甲方定期调整供货产品价格，如遇特殊情况，协商解决。

（3）乙方允许甲方预先扣除人民币 10 万元的货款作为合同履行的保证金。

（4）本合同另有约定外，如有一方提出解除或终止合约，则须提前 60 天正式的书面通知对方，经双方正式协商同意后 180 天内甲方向乙方付清所欠货款。

10、本合同一式二份，双方各执一份，具有同等法律效力，双方签字盖章即生效。本合同附件作为合同的组成部份同合同等效，传真件有效。

甲 方	乙 方
单位：浙江昌盛电气有限公司	单位：浙江长兴瑞朗电子有限公司
地址：	地址：
法定人：	法定人：
委托人：	委托人：
电话：	电话：
签（章）：	签（章）：浙江长兴瑞朗电子有限公司 合同专用章
年 月 日	年 月 日

注：本合同自 **2010** 年 **10** 月 **18** 日至 **2011** 年 **10** 月 **18** 日止。